Segmented Information	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Segmented Information
Segmented Information

10.Segmented Information

The Company’s business consists of only one operating segment, namely exploration of seafloor polymetallic nodules, which includes the development of a metallurgical process to treat such seafloor polymetallic nodules.

21.Segmented Information

The Company’s business consists of only one operating segment, namely exploration of seafloor polymetallic nodules, which includes the development of a metallurgical process to treat such seafloor polymetallic nodules. Details on the geographical basis of the Company’s long-lived assets based on where each legal entity is domiciled are as follows:

Equipment	December 31, 2021	December 31, 2020
Nauru	$1,246	$1,292
Singapore	158	—
Tonga	10	15
North America	2	3
Total	$1,416	$1,310